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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 18, 2004

                                 THE KNOT, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                      13-3895178
(State or other jurisdiction of                  (I.R.S. Employer Identification
         incorporation)                                      Number)

                                     0-28271
                            (Commission File Number)

462 Broadway, 6th Floor, New York, New York                   10013
  (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 219-8555
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibit.

          (c)  Exhibit

          99.1 Press Release dated February 18, 2004 regarding The Knot's announcement of its financial results as of and for the quarter ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

          On February 18, 2004, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter ended December 31, 2003. A copy of The Knot's press release announcing these financial results is attached as Exhibits 99.1 hereto, and is incorporated by reference into this report.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE KNOT, INC.
                                                   (Registrant)

Date: February 18, 2004


                                                   By: /s/ Richard Szefc
                                                       -------------------------
                                                       Richard Szefc
                                                       Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
-------
99.1      Press Release dated February 18, 2004 regarding The Knot, Inc.'s announcement of its financial results as of and for the quarter ended
          December 31, 2003.